WEITZ PARTNERS, INC.

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/27/2001

Partners Value Fund

ANNUAL

REPORT
March 31, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ Symbol: WPVLX

Historical Performance Information
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II-Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 2001, calculated in accordance with SEC standardized formulas.

Period Ended		Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83	†	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84		14.5	6.3	12/31/95	38.7	37.5
12/31/85		40.7	31.7	12/31/96	19.2	22.9
12/31/86		11.1	18.7	12/31/97	40.6	33.4
12/31/87		4.3	5.3	12/31/98	29.1	28.6
12/31/88		14.9	16.5	12/31/99	22.1	21.0
12/31/89		20.3	31.6	12/31/00	21.1	-9.1
12/31/90		-6.3	-3.1	3/31/01††	-1.1	-11.8
12/31/91		28.1	30.2	Cumulative	1,821.0	1,088.5
12/31/92		15.1	7.6
12/31/93		23.0	10.1	Average Annual	18.0	14.9
				Compound Growth (Since inception June 1, 1983)

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended March 31, 2001, was 21.9%, 24.4%, and 20.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/01 through 3/31/01

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $100,000 investment in the Predecessor Partnership and the Fund for the period March 31, 1991, through March 31, 2001, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $100,000 originally invested in the Predecessor Partnership on March 31, 1991, would have been valued at $630,694 on March 31, 2001.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

For the fiscal year ended March 31, 2001, the Partners Value Fund designated $60,710,115 as a long-term capital gain distribution.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
March 31, 2001 – Annual Report

April 4, 2001

Dear Fellow Shareholder:

        In the midst of considerable (positive and negative) stock market fireworks in the 1st quarter of 2001, the Partners Value Fund moved in a narrow range of plus or minus 3%. When the dust settled, our portfolio showed a loss of -1.1%, compared to declines of -11.8% for the S&P 500 (large companies), -6.5% for the Russell 2000 (small companies) and -25.5% for the Nasdaq Composite (a proxy for technology stocks). The table below shows our performance compared with various market indices over various time periods. (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10 year Nasdaq number for which reinvestment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Partners Value Fund	21.9%	17.4%	24.4%	20.2%
S&P 500 Index	-21.7	3.1	14.2	14.4
Russell 2000 Index	-15.3	-0.9	7.8	11.8
Nasdaq	-59.8	0.4	11.1	14.3
Average Growth and Income Fund*	-9.0	2.5	11.9	12.9

*	Source: Lipper Analytical Services

Market Commentary and Portfolio Review

        In many ways, the stock market has been in a “rolling” bear market for some time. Many consumer goods and other predictable “old economy” growth stocks peaked several years ago, and drifted lower in late 1999 and 2000 as telecom and other technology stocks seemed to absorb all available investment capital. Financial services stocks, in particular, went into a steep swoon in mid-1999 when the Federal Reserve began raising short-term interest rates. On March 10, 2000, technology investors and speculators had an “emperor’s new clothes” moment, and tech stocks began their long, sickening slide back towards reality. The Nasdaq Composite, which is a good proxy for the tech stock universe, peaked at 5133 in March of 2000, and at March 31, 2001 stood at 1828, a decline of 64%. (It is still in search of a bottom.)

        After a 25-year bull market, many investors had developed unrealistic expectations, and my guess is that the process of unwinding the speculative excesses will take some more time— maybe another year or two. Excitement over the Internet and other technological innovations attracted too much capital, and over-spending on telecommunications and other capital investment projects has led to a glut of capacity and some over-leveraged balance sheets. The resulting recession, at least in this sector, will eventually run its course, but many of the companies involved have turned out to be cyclical capital goods companies rather than perpetual growth machines, and they may never regain their peak valuation levels.

        Other solid companies with strong industry positions and good long-term outlooks are reasonably valued. They offer the potential for returns in line with the long-term growth rates of their business values. Warren Buffett reflects this sentiment in the 2000 Berkshire Hathaway annual report, commenting on his holdings such as Coke, Gillette, Wells Fargo, and American Express: “We’re content with what we own, but far from excited by it.” A number of the companies we would like to own are available at fair, but unexciting price levels.

        The good news is that as the selling becomes more generalized, more bargains are cropping up, and we have lots of cash available (about 31% of the portfolio) to take advantage of them. Since we believe the correction process will take a while, we are not being particularly aggressive about investing our reserves, and we are being relatively conservative about what we buy. This will penalize our results if the market turns up abruptly, but my thought is that we may all sleep better this way.

Our Game Plan

        We are most comfortable with stable, well-capitalized, free cash flow-generating companies. Our financial service companies generally have low liquidity and credit risk exposure. Our telecommunication investments are concentrated in relatively mature companies with strong cash flows to carry them through a period of over-capacity in the industry. Our real estate companies generate strong cash flows, have strong balance sheets and great assets, and should have staying power if we were to have an extended recession. We also own companies like Berkshire Hathaway and Liberty Media, which are collections of cash-generating assets managed by investors/capital allocators that we trust. Here are capsule comments on some of our largest positions to give you a sense of why we are comfortable in the short-run and hopeful about our long-term returns.

Financial Services

        Banks and thrifts such as North Fork, Washington Mutual, Golden State, and Astoria are primarily single-family home mortgage lenders that are not exposed to as much credit risk as most commercial banks. They are growing slowly, but steadily, and sell at very reasonable valuation levels. They have retreated from their recent highs, and offer reasonable prospects for positive returns even in a difficult market. US Bancorp and Greenpoint have more exposure to credit risk, but both are well managed and their prices seem to discount the prospect of a weak economy.

Telecommunications

        The telecom boom of the late 1990s was fed by exciting technological developments, regulatory changes, easy access to capital, and the seemingly infinite promise of the Internet. After

March of 2000, investors began to realize that there might be over-building of new networks, excess borrowing, vendor financing to questionable credits, and unrealistic expectations about the growth prospects of even the best companies. As the telecom stocks cratered throughout 2000 and into 2001, even the most conservative companies’ stocks were affected, including our rural wireless and wire line companies.

        Rural telephone companies face less competition, and the economics of offering second phone lines, Internet access, high-speed DSL lines, etc. can be very favorable. Rural cellular companies generally have fewer competitors and many receive significant roaming revenue from customers of the large national wireless companies when they are traveling in rural markets. Both can enjoy predictable, profitable growth which is almost entirely unrelated to the mainstream “growth” areas of the telecom world which have been experiencing a “bust” after the “boom” of the 1990s. Our favorites here have been Alltel and Telephone & Data Systems which provide both wire line and cellular service, and Citizens Communications which has been aggressively buying rural phone lines from larger companies which have been forced to divest because of mergers. Each of these companies generates lots of discretionary cash flow, has some control over its destiny, and has management I trust to use the cash flow wisely. Each sells at a significant discount to its intrinsic business value, and that value is growing.

Cable Television

        We reduced our exposure to cable over a year ago as takeovers and excitement about cable’s role in broadband access drove cable stock prices to very high levels. Recently, as the stocks have been tarred with the telecom/ Internet/technology brush, we have come back to the group. Adelphia, Insight and AT&T (a major portion of which is now a cable company) each offer solid cash flow generators at reasonable prices. Adelphia has terrific properties that we believe are worth at least twice the current stock price. The risk with Adelphia is that the family that controls the company has been very aggressive about using borrowed money to build the company. We are cautiously optimistic that they mean it when they say they plan to de-leverage the balance sheet. Insight is a small company with strong properties. We would expect Insight to grow through acquisitions, and it may eventually be taken over by a larger cable company. AT&T has plans to break the company into 3 or 4 separate entities, and while our primary interest is their cable properties, the value of the individual parts should be much greater than the current $20 price.

Real Estate

        We own several different kinds of real estate companies. Real Estate Investment Trusts (REIT’s), such as Host Marriott and Archstone, do not pay corporate income taxes as long as they distribute their (otherwise taxable) income to shareholders as dividends. As a result, they have only small amounts of retained cash flow to use for development and growth. Host’s dividend currently provides a 9% yield while Archstone yields about 7%. Archstone is probably growing a little faster than Host, but Host is selling at a greater discount to the value of its properties. Both seem capable of generating 12-15% average annual total returns (dividends plus appreciation) over the next several years.

        Hilton, Park Place, Catellus, and Forest City are taxed as corporations and typically reinvest most of their earnings in their businesses. Hilton owns major urban hotels and earns franchise fees from several major chains, such as Hampton Inns. Park Place owns casino properties that generate significant amounts of cash flow and have typically been recession-resistant. Catellus and Forest City are very successful developers of new properties, both to sell to others and for their own accounts. All real estate businesses are cyclical, and we would expect each of our companies to be affected by the current slowdown/recession. However, each is very strong financially and the stock of each is selling at a discount to its (growing) asset value.

Cash Flow Machines

        Warren Buffett and John Malone are very different people, and on the surface, their companies bear little resemblance to each other. However, each has built a company that generates discretionary cash flow and that re-deploys the cash flow in ways that create wealth for shareholders. Warren, through Berkshire Hathaway, uses the long-term, low- (or no-) interest loan of insurance “float” to buy marketable securities or cash-generating businesses. John Malone, with Liberty Media, used his domestic cable systems (since sold to AT&T) to develop a portfolio of programming assets (“content”—including Discovery Channel, Animal Planet, QVC, and dozens of others), and now is assembling a global cable and satellite network to leverage his content.

        Both Buffett and Malone are fiercely independent and have very long-term investment horizons, so we are not expecting a quick “trade” in either of these stocks. However, (especially) in a period of economic distress, I feel very comfortable investing with smart, disciplined, motivated entrepreneurs who have billions of dollars of liquidity at their disposal.

Outlook

        The wild card in this stock market is the fact that, in the short run, company fundamentals are not as important as investor psychology. Confidence has been shaken, literally trillions of dollars of paper profits have evaporated, and we have begun to see involuntary selling, both from margin accounts and mutual funds. The selling could begin to feed on itself, and we could experience an irrational, but painful, bear market. This is not a prediction, but if it were to happen, I think we could survive it well and perhaps take advantage of it. Those who get seriously nervous and upset in periods of extreme volatility might want to consider our money market fund—life’s too short to be miserable in pursuit of a few extra percentage points of return. But for those who have seen bear markets before and can deal with them again, I think we are probably approaching a time of great opportunity.

Sincerely, Wallace R. Weitz President

Shareholder Information Meeting

Please plan to join us on Wednesday, May 30 at 4:30 PM at the Omaha Marriott on Regency Circle for our annual shareholder information meeting. The portfolio managers will give brief reports on their funds, and the majority of the meeting time will be devoted to answering questions from shareholders. If you have questions for Wally, Rick, or Tom, we invite you to send them in before the meeting.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities
March 31, 2001

Shares
or units		Cost	Value

	COMMON STOCKS — 69.3%
	Auto Services — 0.1%
173,000	Insurance Auto Auctions, Inc.*	$2,024,761	$2,119,250

	Banking — 14.3%
482,300	Astoria Financial Corp.	11,790,684	25,772,906
2,607,300	Golden State Bancorp, Inc.	45,087,996	72,691,524
1,836,600	Greenpoint Financial Corp.	38,382,227	59,873,160
200,000	Local Financial Corp.*	1,876,869	2,537,500
2,732,600	North Fork Bancorporation, Inc.	46,525,944	70,910,970
243,000	Port Financial Corp.	2,676,575	4,434,750
1,895,046	U.S. Bancorp	30,522,435	43,965,067
1,151,280	Washington Mutual, Inc.	29,016,449	63,032,580

		205,879,179	343,218,457

	Cable Television — 5.9%
2,749,695	Adelphia Communications Corp. CL A*	95,757,132	111,362,647
1,157,600	Insight Communications Co.*	16,789,315	30,676,400

		112,546,447	142,039,047

	Consumer Products and Services — 1.9%
531,000	American Classic Voyages Co.*	8,554,581	6,637,500
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	350,788
84,500	Protection One, Inc.*	111,274	104,780
2,005,000	Six Flags, Inc.*	36,624,490	38,796,750

		45,503,070	45,889,818

	Financial Services — 4.2%
452	Berkshire Hathaway, Inc. CL A*	21,420,544	29,583,400
30,849	Berkshire Hathaway, Inc. CL B*	58,598,844	67,127,424
751,000	Imperial Credit Industries, Inc.*	10,380,151	704,063
62,000	The PMI Group, Inc.	2,067,718	4,028,760

		92,467,257	101,443,647

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Information and Data Processing — 0.0%
175,000	Intelligent Systems Corp.	$164,183	$682,500

	Health Care — 0.0%
165,200	LabOne, Inc.*	2,586,319	960,225

	Lodging and Gaming — 7.5%
1,424,500	Extended Stay America, Inc.*	8,928,460	21,367,500
221,300	Harrah’s Entertainment, Inc.*	5,784,705	6,512,859
6,197,500	Hilton Hotels Corp.	58,424,380	64,763,875
8,363,900	Park Place Entertainment Corp.*	84,942,104	85,729,975

		158,079,649	178,374,209

	Media and Entertainment — 5.9%
7,441,800	AT&T Corp. - Liberty Media Group A*	96,055,142	104,185,200
56,100	Daily Journal Corp.*	1,271,126	1,770,656
1,187,100	Valassis Communications, Inc.*	27,496,162	34,425,900

		124,822,430	140,381,756

	Mortgage Banking — 3.3%
1,529,700	Countrywide Credit Industries, Inc.	41,223,220	75,490,695
322,000	Resource Bancshares Mtg. Grp., Inc.	4,096,395	2,415,000

		45,319,615	77,905,695

	Printing Services — 0.6%
2,751,600	Mail-Well, Inc.*†	23,113,253	13,400,292

	Real Estate and Construction — 2.0%
2,265,300	Catellus Development Corp.*	31,880,643	35,678,475
246,200	Forest City Enterprises, Inc. CL A	5,137,132	11,165,170

		37,017,775	46,843,645

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Real Estate Investment Trusts — 5.1%
400,000	Capital Automotive REIT	$4,642,203	$6,400,000
457,830	Fortress Investment Corp.	8,176,916	5,837,333
215,500	Hanover Capital Mortgage Holdings, Inc.	3,192,299	1,400,750
20,935	Healthcare Financial Partners Units**	2,088,266	1,784,709
7,653,900	Host Marriott Corp.	73,147,482	89,397,552
393,300	NovaStar Financial, Inc.*†	6,103,300	2,320,470
820,352	Redwood Trust, Inc.†	15,126,258	16,160,934

		112,476,724	123,301,748

	Restaurants — 0.4%
371,300	Papa John’s International, Inc.*	8,059,038	8,841,581

	Retail Discount — 0.7%
1,688,200	Consolidated Stores Corp.*	23,615,725	16,966,410

	Satellite Services — 0.1%
556,200	Orbital Sciences Corp.*	7,575,833	3,337,200

	Telecommunications — 15.3%
1,488,500	Alltel Corp.	79,644,633	78,086,710
4,585,200	AT&T Corp.	102,592,557	97,664,760
491,692	Centennial Communications Corp.*	4,559,316	5,224,228
6,576,100	Citizens Communications Co.*	82,465,380	83,187,665
677,375	Corecomm, Ltd.*	733,064	74,088
1,039,800	Telephone and Data Systems, Inc.	76,982,914	97,221,300
61,100	United States Cellular Corp.*	3,347,245	3,879,850

		350,325,109	365,338,601

	Utilities — 2.0%
1,984,400	Western Resources, Inc.	41,447,147	47,327,940

	Total Common Stocks	1,393,023,514	1,658,372,021

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	CONVERTIBLE PREFERRED STOCKS — 0.2%
500,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative†	$3,309,962	$3,415,000

Face
amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.2%
$2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,948	2,626,873
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,061,293

	Total U.S. Government and Agency Securities	5,501,948	5,688,166

	SHORT-TERM SECURITIES — 31.4%
80,993,816	Wells Fargo Government Money Market Fund	80,993,816	80,993,816
10,000,000	Freddie Mac Discount Note 4/03/01	9,997,056	9,998,640
125,000,000	U.S. Treasury Bill 4/12/01	124,804,253	124,844,375
65,000,000	Fannie Mae Discount Note 4/16/01	64,857,813	64,876,370
109,000,000	U.S. Treasury Bill 4/19/01	108,723,052	108,751,371
40,000,000	Federal Home Loan Bank Discount Note 4/25/01	39,860,000	39,875,000
32,000,000	Fannie Mae Discount Note 4/26/01	31,886,000	31,895,680
60,000,000	U.S. Treasury Bill 4/26/01	59,794,236	59,826,780
25,000,000	Fannie Mae Discount Note 5/03/01	24,886,556	24,895,150
20,000,000	Freddie Mac Discount Note 5/10/01	19,888,633	19,897,180
30,000,000	Federal Home Loan Bank Discount Note 6/06/01	29,733,800	29,744,310
50,000,000	Freddie Mac Discount Note 6/07/01	49,548,215	49,567,300
33,000,000	U.S. Treasury Bill 6/14/01	32,685,593	32,720,952
50,000,000	Federal Home Loan Bank Discount Note 6/20/01	49,493,333	49,482,100
25,000,000	Fannie Mae Discount Note 6/28/01	24,715,986	24,714,825

	Total Short-Term Securities	751,868,342	752,083,849

	Total Investments in Securities	$2,153,703,766	2,419,559,036

	Covered Call Options Written at Market Value — (0.1%)		(2,073,500)
	Other Liabilities in Excess of Other Assets — (1.0%)		(22,938,063)

	Total Net Assets — 100%		$2,394,547,473

	Net Asset Value Per Share		$21.27

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

No. of		Expiration Date/
Contracts		Strike Price	Value

	COVERED CALL OPTIONS WRITTEN
1,000	Astoria Financial Corp.	April 2001/50	$(412,500)
1,200	Astoria Financial Corp.	July 2001/55	(510,000)
2,200	Countrywide Credit Industries, Inc.	April 2001/50	(341,000)
2,000	Countrywide Credit Industries, Inc.	July 2001/50	(810,000)

	Total Call Options Written (premiums received $3,580,992)		$(2,073,500)

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.
†    Non-controlled affiliate

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Assets and Liabilities
March 31, 2001

Assets:

Investments in securities, at value:
Unaffiliated issuers (cost $2,106,050,993)	$2,384,262,340
Non-controlled affiliates (cost $47,652,773)	35,296,696	$2,419,559,036

Deposits with brokers for covered call options written		3,624,432
Accrued interest and dividends receivable		4,169,899
Receivable for fund shares sold		1,025,557
Other		10,495

Total assets		2,428,389,419

Liabilities:
Due to adviser		2,109,484
Payable for securities purchased		29,262,813
Covered call options written, at value (proceeds received $3,580,992)		2,073,500
Payable for fund shares redeemed		53,213
Other expenses		342,936

Total liabilities		33,841,946

Net assets applicable to outstanding capital stock		$2,394,547,473

Net assets represented by:
Paid-in capital		2,084,474,162
Accumulated undistributed net investment income		9,560,430
Accumulated undistributed net realized gains		33,150,119
Net unrealized appreciation of investments		267,362,762

Total representing net assets applicable to shares outstanding		$2,394,547,473

Net asset value per share of outstanding capital stock (112,558,098 shares outstanding)		$21.27

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Operations
Year ended March 31, 2001

Investment income:
Dividends	$24,601,322
Interest	23,617,798

Total investment income	48,219,120

Expenses:
Investment advisory fee	16,589,679
Administrative fee	1,360,737
Directors fees	21,535
Other expenses	794,175

Total expenses	18,766,126

Net investment income	29,452,994

Realized and unrealized gain on investments:
Net realized gain on securities	76,864,227
Net unrealized appreciation of investments	201,579,167

Net realized and unrealized gain on investments	278,443,394

Net increase in net assets resulting from operations	$307,896,388

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statements of Changes in Net Assets

		Three months
	Year ended	ended	Year ended
	March 31, 2001	March 31, 2000	Dec. 31, 1999

Increase in net assets:

From operations:
Net investment income	$29,452,994	$5,100,226	$11,552,611
Net realized gain	76,864,227	25,920,563	61,757,740
Net unrealized appreciation (depreciation)	201,579,167	(50,042,071)	45,164,375

Net increase (decrease) in net assets resulting from operations	307,896,388	(19,021,282)	118,474,726

Distributions to shareholders from:
Net investment income	(24,989,391)	(11,435,772)	(815,990)
Net realized gains	(89,959,788)	(41,294,888)	(22,157,574)

Total distributions	(114,949,179)	(52,730,660)	(22,973,564)

Capital share transactions:
Proceeds from sales	1,171,187,292	301,732,773	959,615,383
Payments for redemptions	(317,449,077)	(179,222,698)	(222,923,670)
Reinvestment of distributions	106,233,566	47,496,370	18,849,624

Total increase from capital share transactions	959,971,781	170,006,445	755,541,337

Total increase in net assets	1,152,918,990	98,254,503	851,042,499

Net assets:
Beginning of period	1,241,628,483	1,143,373,980	292,331,481

End of period (including undistributed investment income of $9,560,430, $5,096,828 and $11,432,373, respectively)	$2,394,547,473	$1,241,628,483	$1,143,373,980

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

		Three months
		ended	Year ended December 31,
	Year ended	March 31,
	March 31, 2001	2000**	1999	1998	1997	1996

Net asset value, beginning of period	$18.75	$20.02	$17.68	$15.45	$11.52	$10.38

Income (loss) from investment operations:
Net investment income	0.31	0.08	0.21	0.06	0.13	0.06
Net gains or losses on securities (realized and unrealized)	3.67	(0.43)	3.42	4.00	4.33	1.93

Total from investment operations	3.98	(0.35)	3.63	4.06	4.46	1.99

Less distributions:
Dividends from net investment income	(0.30)	(0.20)	(0.05)	(0.16)	—	(0.06)
Distributions from realized gains	(1.16)	(0.72)	(1.24)	(1.67)	(0.53)	(0.79)

Total distributions	(1.46)	(0.92)	(1.29)	(1.83)	(0.53)	(0.85)

Net asset value, end of period	$21.27	$18.75	$20.02	$17.68	$15.45	$11.52

Total return	21.9%	(1.8% )†	22.1%	29.1%	40.6%	19.2%

Ratios/ supplemental data:
Net assets, end of period ($000)	$2,394,547	$1,241,628	$1,143,374	$292,331	$133,737	$94,846
Ratio of expenses to average net assets	1.13%	1.19% *	1.24%	1.25%	1.24%	1.23%
Ratio of net investment income to average net assets	1.77%	1.77% *	1.57%	0.34%	1.11%	0.51%
Portfolio turnover rate	29%	5% †	29%	36%	30%	37%

*	Annualized

†	Not Annualized

**	The Fund changed its fiscal year end from December 31 to March 31, in this period

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Notes to Financial Statements
March 31, 2001

(1) Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) Significant Accounting Policies

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the “Distributor”) to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser received an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. Effective April 1, 2001, the Fund will have a new management fee schedule that will result in fee reductions for the Fund at asset levels in excess of $2,500,000,000. As of April 1, 2001, the annual fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET

BREAK POINTS

	Less Than
Greater Than	Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, the Adviser provides certain services including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET

BREAK POINTS

	Less Than
Greater Than	Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2001.

The Distributor received no compensation for distribution of the Fund’s shares.

(4) Capital Stock

The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

		Three months
	Year ended	ended	Year ended
	March 31, 2001	March 31, 2000	Dec. 31, 1999

Transactions in shares:

Shares issued	56,827,730	16,612,167	51,129,522

Shares redeemed	(15,743,961)	(10,024,543)	(11,692,545)

Reinvested dividends	5,262,403	2,526,403	1,122,147

	46,346,172	9,114,027	40,559,124

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $695,203,927 and $370,006,887, respectively. The cost of investments for Federal income tax purposes is $2,153,759,936. At March 31, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $316,713,854 and $50,914,754, respectively.

Transactions relating to covered call options during the year ended March 31, 2001, are summarized as follows:

	Number of
	Options	Premiums

Options outstanding, beginning of period	—	$—

Options written, during the period	6,400	3,580,992

Options outstanding, end of period	6,400	$3,580,992

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	March 31,	Gross	Gross	March 31,	March 31,	Dividend	Gains/
Name of Issuer	2000	Additions	Reductions	2001	2001	Income	(Losses)

Mail-Well, Inc.	1,400,800	1,350,800	—	2,751,600	$13,400,292	$—	$—

NovaStar Financial, Inc.	393,300	—	—	393,300	2,320,470	—	—

NovaStar Financial, Inc., Warrants Expiring 2/03/01	370,000	—	370,000	—	—	—	(185,000)

NovaStar Financial, Inc., 7% Pfd. Class B Cumulative	500,000	—	—	500,000	3,415,000	197,409	—

Redwood Trust, Inc.	500,052	320,300	—	820,352	16,160,934	1,427,420	—

Totals					$35,296,696	$1,624,829	$(185,000)

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2001 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

Weitz Partners, Inc. — Partners Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Partners, Inc. — Partners Value Fund (the “Fund”) at March 31, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended, the three months ended March 31, 2000 and the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998, were audited by other independent accountants whose report dated January 15, 1999, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York
April 13, 2001

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